UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2011 (January 19, 2011)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court	94043
Mountain View, California

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 24, 2009, the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”) adopted its 2009-2010 Performance Based Incentive Program (the “Performance Program”) for the Company’s employees, including its executive officers. The Performance Program is a two-year incentive program that was adopted to motivate and retain the Company’s employees.
On May 19, 2010, each of Thomas B. King, August J. Moretti, James V. Cassella and Michael J. Simms (the “Executive Officers”) entered into an RSU Agreement (the “RSU Agreement”) with the Company to modify certain terms of the Performance Program applicable to the Executive Officers in order to increase the number of shares available to new hires and non-executive employees under the Company’s 2005 Equity Incentive Plan, the terms of which were described in the Form 8-K filed by the Company on May 24, 2010. The RSUs to be awarded under the Performance Program were based on achieving certain corporate goals and the RSUs to the Executive Officers that were deferred pursuant to the RSU Agreement were to be awarded upon the Company’s filing of the NDA for AZ-004.
On January 19, 2011, the Company issued restricted stock unit awards (“RSU Awards”) pursuant to the Performance Program and the RSU Agreements to the Executive Officers. The following chart sets forth the RSU Awards made to the Executive Officers:

Executive Officer	RSU Awards

Thomas B. King	91,135
President and Chief Executive Officer

James V. Cassella, Ph.D.	45,582
Senior Vice President, Research and Development

August J. Moretti	45,582
Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Michael J. Simms	45,582
Senior Vice President, Operations and Quality
Under the terms of the RSU Agreements, the restricted stock units for the Executive Officers under the Performance Program will vest on the date the U.S. Food and Drug Administration approves the New Drug Application for the Company’s AZ-004 (Staccato® loxapine) product candidate, if ever. The foregoing summary of the Performance Program and the RSU Agreements is qualified in its entirety by reference to the Performance Program as filed as Exhibit 10.45 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2009 and the form of RSU Agreement filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q/A for the three-month period ending June 30, 2010 filed with the SEC on July 28, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: January 21, 2011	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer